Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report of Great Lakes Bancorp, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kim S. Destro, Chief Financial Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and,

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2004

/s/ Kim S. Destro
Kim S. Destro
Vice President & Chief Financial Officer